UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 7, 2004

                                DILLARD'S, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                   1-6140                    71-0388071
    (State or other        (Commission File Number)         (IRS Employer
    jurisdiction of                                     Identification Number)
    incorporation)

     1600 CANTRELL ROAD, LITTLE ROCK, ARKANSAS                  72201
     (Address of principal executive offices)                 (Zip Code)

                                (501) 376-5200
             (Registrant's telephone number, including area code)

                                Not Applicable
       (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

On August 7, 2004, Dillard's, Inc. ("Dillard's") and Dillard National Bank, the private label credit card subsidiary of Dillard's ("DNB"), entered into a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement") with General Electric Capital Corporation ("GECC") and GE Capital Consumer Card Co. ("GE Consumer"). Pursuant to the Purchase Agreement, Dillard's and DNB will sell substantially all of the assets of DNB to GE Consumer for approximately $1.25 billion, which amount includes the assumption of $400 million of securitization liabilities, the purchase of owned accounts receivable and a premium. Dillard's and GE Consumer will also form a long-term marketing and servicing alliance under a Private Label Credit Card Program Agreement (the "Program Agreement") having an initial term of ten years. The transaction has been approved by both companies and is expected to close by the end of the current fiscal year, subject to customary regulatory review and closing conditions. A copy of the Dillard's press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.1 and is incorporated herein by reference. The schedules and annexes to each of the Purchase Agreement and the Program Agreement have been omitted from Exhibits 2.1 and 10.1 hereto, respectively. Dillard's hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the Purchase Agreement or the Program Agreement to the Securities and Exchange Commission upon its request.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              2.1 Purchase, Sale and Servicing Transfer Agreement, dated as of August 7, 2004, among Dillard's, Inc., Dillard National Bank, General Electric Capital Corporation and GE Capital Consumer Card Co.

              10.1 Private Label Credit Card Program Agreement, dated as of August 7, 2004, by and between Dillard's, Inc. and GE Capital Consumer Card Co.

              99.1  Press release dated August 8, 2004



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2004             DILLARD'S, INC.

                                   By:  /s/ James I. Freeman
                                      --------------------------------------
                                      Name:  James I. Freeman
                                      Title: Senior Vice-President and Chief
                                             Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.  Description

2.1 Purchase, Sale and Servicing Transfer Agreement, dated as of August 7, 2004, among Dillard's, Inc., Dillard National Bank, General Electric Capital Corporation and GE Capital Consumer Card Co.

10.1 Private Label Credit Card Program Agreement, dated as of August 7, 2004, by and between Dillard's, Inc. and GE Capital Consumer Card Co.

99.1         Press release dated August 8, 2004